UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2014

MAUI LAND & PINEAPPLE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-06510	99-0107542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Village Road, Lahaina, Maui, Hawaii 96761 (Address of principal executive offices) (Zip Code)

(808) 877-3351

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 25, 2014, Maui Land & Pineapple Company, Inc. (the “Company”) entered into a Fifth Modification Agreement (the “Fifth Modification”) with Wells Fargo Bank, National Association (“Wells Fargo”). The Fifth Modification amends the terms of the Company’s $32.7 million revolving line of credit agreement with Wells Fargo by, among other things, extending the maturity date from May 1, 2014 to August 1, 2016, and reducing the required minimum liquidity (as defined) from $4 million to $3 million.

The foregoing does not purport to be a complete description of the terms of the Fifth Modification and such description is qualified in its entirety by reference to the Fifth Modification a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On April 25, 2014, the Company entered into a Third Amendment to Loan Agreement (the “Third Amendment”) with American AgCredit, FLCA (“AgCredit”). The Third Amendment amends the terms of the Company’s $20 million term loan agreement with AgCredit by, among other things, extending the maturity date from May 1, 2014 to August 1, 2016, and reducing the required minimum liquidity (as defined) from $4 million to $3 million. In addition, the Third Amendment requires a mandatory principal repayment of $3 million by May 1, 2015 and an additional $2 million by May 1, 2016.

The foregoing does not purport to be a complete description of the terms of the Third Amendment and such description is qualified in its entirety by reference to the Third Amendment a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 30, 2014, the Company issued a press release, which sets forth the results of operations for the quarter ended March 31, 2014. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit Number	Description
10.1	Fifth Modification Agreement entered into as of April 25, 2014, by and among Maui Land & Pineapple Company, Inc. and Wells Fargo Bank, National Association.
10.2	Third Amendment to Loan Agreement entered into April 25, 2014, by and among Maui Land & Pineapple Company, Inc. and American AgCredit, FLCA.
99.1	Maui Land & Pineapple Company, Inc. Press Release dated April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date: May 1, 2014	By:	/s/ TIM T. ESAKI
Tim T. Esaki
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Fifth Modification Agreement entered into as of April 25, 2014, by and among Maui Land & Pineapple Company, Inc. and Wells Fargo Bank, National Association.

10.2	Third Amendment to Loan Agreement entered into April 25, 2014, by and among Maui Land & Pineapple Company, Inc. and American AgCredit, FLCA.

99.1	Maui Land & Pineapple Company, Inc. Press Release dated April 30, 2014.

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